UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________________________

FORM 8-K
_______________________________________________
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  December 2, 2020
Earliest Event Date requiring this Report:  December 1, 2020

CAPSTONE COMPANIES, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Florida	000-28331	84-1047159
(State of Incorporation of Organization)	(Commission File Number)	(I.R.S. Employer Identification No.

431 Fairway Drive, Suite 200
Deerfield Beach, Florida 33441
(Address of principal executive offices)

(954) 570-8889, Est. 313
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class of Securities.	Trading Symbol(s).	Name of exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) Dismissal of Public Auditor. On November 24, 2020, the Audit Committee (the “Audit Committee”) of the Board of Directors (“Board”) of Capstone Companies, Inc. (the “Company”), with the Consent of the Board, dismissed Kaufman Rossin & Co., P.A., located in Boca Raton, Florida,  (“KRCO”) as the Company’s and its subsidiaries’ independent registered public accounting firm, effective upon receipt on 1 December 2020 of acknowledgement letter from KRCO. The decision by the Audit Committee and Board was made on the basis of reducing ongoing costs related to the Company’s auditor services.

During the Company’s two most recent fiscal years ended December 31, 2019 and December 31, 2018, and during the subsequent interim period through September 30, 2020, there were (i) no disagreements (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with KRCO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which if not resolved to KRCO’s satisfaction, would have caused KRCO to make reference to the subject matter of the disagreements in its reports on the Company’s consolidated financial statements for such years, and (ii) no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

KRCO’s audit reports on the Company’s consolidated financial statements for each of the two most recent fiscal years ended December 31, 2019 and December 31, 2018, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The Company provided KRCO with a copy of the disclosures in this Current Report on Form 8-K (this “Report”) prior to filing this Report with the Securities and Exchange Commission (the “SEC”). The Company has requested that KRCO furnish a letter addressed to the SEC stating whether or not KRCO agrees with the statements above. A copy of KRCO’s letter dated December 1, 2020,  is filed as Exhibit 16.1 to this Report.

KRCO will continue to provide tax preparation, reporting and related services for the Company and its subsidiaries.

(b) Appointment of New Independent Registered Public Accounting Firm. The Audit Committee, effective as of November 23, 2020, with the consent of the Board as of November 24, 2020, appointed D. Brooks and Associates CPAs, P.A., located in Palm Beach Gardens, Florida, (“DBCPA”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ended December 31, 2020 and interim periods in fiscal year ending December 31, 2021.

During the Company’s two most recent fiscal years ended December 31, 2019 and December 31, 2018,  and during the subsequent interim period through September 30, 2020, neither the Company nor anyone acting on its behalf has consulted with DBCPA, regarding either: (i) the application of accounting principles to a specific transaction, completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that DBCPA concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

DBCPA has been engaged for general audit and review services and not because of any particular transaction or accounting principle, or because of any disagreement with KRCO.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.
Exhibit Number	Description

16.1	Letter from Kaufman Rossin & Co., P.A. to the Securities and Exchange Commission, dated 1 December 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE COMPANIES, INC., a Florida corporation

By: /s/ James G. McClinton
James G. McClinton, Chief Financial Officer
Dated: December 2, 2020